EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Annual Report on Form 10-KSB for the year ended December 31, 2005 (the “Report”) by Kuhlman Company, Inc.(“Registrant”), I, Luis A. Padilla, the Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:
          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: April 25, 2006	By:	/s/ Luis A. Padilla
Luis A. Padilla
Chief Executive Officer